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                       Securities and Exchange Commission
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 15, 2000


                           ORION ACQUISITION CORP. II


             (Exact name of registrant as specified in its charter)


             Delaware                                       0-20837
(State or other jurisdiction of incorporation)        (Commission File No.)


         401 Wilshire Boulevard, Suite 1020
         Santa Monica, California                          90401
(Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code:(310) 526-5000

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Item 5. Other Events

     On June 15, 2000, the Registrant consummated a private placement ("Private Placement") of its common stock, $.01 par value ("Common Stock"), pursuant to Rule 506 promulgated under the Securities Act of 1933, as amended ("Act"). In the Private Placement, the Registrant sold an aggregate of 212,157 shares of Common Stock at a per share price of $1.40, and received aggregate proceeds of $297,020.00. The Registrant acted as its own selling agent.

     Under the subscription agreements, the Registrant has granted "piggy-back" registration rights to each of the purchasers of the Common Stock. The purchasers may include all the shares purchased in the Private Placement on any registration statement filed by the Registrant, other than those filed in connection with Rule 145(a) transactions under the Act and Form S-8 registration statements, during the two years after the consummation of the sale of the Common Stock. The Registrant will pay all the costs of the registration statement. The Registrant will cause any registration statement including the Common Stock to remain effective for at least six months from the date that the purchaser is first given the opportunity to sell all of such securities or until the purchaser is able to sell the Common Stock pursuant to Rule 144.

Item 7.  Financial Statement and Exhibits

     (a) Set forth below is the balance sheet of the Registrant for the period ended June 15, 2000, to reflect the financial position of the Registrant as a result of the consummation of the Private Placement.

                             BALANCE SHEET

ASSETS                                                    June 15, 2000
                                                           (Unaudited)
                                                          --------------

Cash                                                       $    681,421

US Treasury bills                                             1,543,597

Other assets                                                     29,628

Total Assets                                                 $2,254,646
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LIABILITIES AND STOCKHOLDERS' EQUITY

Accrued expenses                                           $     36,452

Stockholders' equity:
   Convertible preferred stock, $.01 par value,
      1,000,000 shares authorized;                                    1
      110 shares issued and outstanding
   Common stock, $.01 par value 10,000,000
      shares authorized; 1,102,157 shares issued
      and outstanding                                            11,021
   Additional paid-in capital                                 2,203,043
   Earnings accumulated during development stage                  4,129
                                                           ------------
      Total stockholders' equity                              2,218,194
                                                           ------------
Total liabilities and stockholders' equity                 $  2,254,646
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ORION ACQUISITION CORP. II



                                               /s/ Dyana Williams Marlett
                                            -----------------------------
                                            Name: Dyana Williams Marlett
                                            Title:    Secretary

Date:  June 21, 2000